SMP LOGO OMITTED

FOR IMMEDIATE RELEASE

For more information, contact:
                                                                  James J. Burke
                                                   Standard Motor Products, Inc.
                                                                  (718) 392-0200

                                                                    Jennifer Tio
                                                Maximum Marketing Services, Inc.
                                                            (312) 226-4111 x2449
                                                   Jennifer.tio@maxmarketing.com

                     STANDARD MOTOR PRODUCTS, INC. ANNOUNCES
               THIRD QUARTER 2007 RESULTS AND A QUARTERLY DIVIDEND

New York, NY, October 30, 2007......Standard Motor Products, Inc. (NYSE: SMP),
an automotive replacement parts manufacturer and distributor, reported today its consolidated financial results for the three months and nine months ended September 30, 2007.

Consolidated net sales for the third quarter of 2007 were $206.2 million, compared to consolidated net sales of $203.8 million during the comparable quarter in 2006. Earnings from continuing operations for the third quarter of 2007 were $4.8 million or 26 cents per diluted share, compared to $2.6 million or 14 cents per diluted share in the third quarter of 2006. Excluding restructuring expenses for previously announced facility moves and a gain from the sale of our Ft. Worth, TX building, earnings from continuing operations for the third quarters 2007 and 2006, were $5.6 million or 30 cents per diluted share and $2.9 million or 16 cents per diluted share, respectively.

Consolidated net sales for the nine month period ended September 30, 2007 were $622.9 million, compared to consolidated net sales of $643 million during the comparable period in 2006. The nine month period in 2006 included $11.4 million net sales from the European Temperature Control business that was divested in December 2006. Earnings from continuing operations for the nine month period ended September 30, 2007 were $13.4 million or 72 cents per diluted share, compared to $10.6 million or 58 cents per diluted share in the comparable period of 2006. Excluding restructuring expenses for previously announced facility moves and a gain from the sale of our Ft. Worth, TX building, earnings from continuing operations for the nine months ended 2007 and 2006, were $15 million or 80 cents per diluted share and $11.1 million or 61 cents per diluted share, respectively.

--------------------------------------------------------------------------------
                37-18 Northern Blvd., Long Island City, NY 11101
                                 (718) 392-0200
                                 www.smpcorp.com

Commenting on the results, Mr. Lawrence I. Sills, Standard Motor Products' Chairman and Chief Executive Officer, stated, "We are pleased with our results for the third quarter. Sales, gross margin, and earnings per share were all ahead of the comparable quarter in 2006, as the actions we have taken over the past months have begun to bear fruit.

"Engine Management sales were ahead 2.2% for the quarter, and Temperature Control reflected slightly improved sales, aided by a warmer than usual end of summer. Excluding the European divested Temperature Control sales of $3.3 million in 2006, Europe's sales increased $1.7 million.

"Engine Management gross margin had a substantial increase, a full four points ahead of the third quarter of 2006, and stands at 26.7% year to date. We are approaching our previously stated target of 28-29%.

"Plant relocations are proceeding on schedule. As previously announced, we have begun transferring operations from Long Island City and Puerto Rico (Engine Management) and Grapevine, Texas (Temperature Control) primarily to Reynosa, Mexico. This will lead to further cost improvements, partially in 2008 and fully in 2009.

"Annually we have an actuarial valuation performed on our asbestos liability. The September 2007 adjustment reflects an unfavorable pre-tax increase to the reserve of $2.8 million bringing the total reserve to $23.8 million. This essentially reversed a favorable reduction to the reserve from the comparable period a year ago."

The Board of Directors has approved payment of a quarterly dividend of nine cents per share on the common stock outstanding. The dividend will be paid on December 3, 2007 to stockholders of record November 15, 2007.

Standard Motor Products, Inc. will hold a conference call at 11:00 AM, Eastern Time, on Tuesday, October 30, 2007. The dial in number is 800-894-5910 (domestic) or 785-424-1052 (international). The playback number is 800-753-9146 (domestic) or 402-220-2705 (international). The conference ID # is STANDARD.

UNDER THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, STANDARD MOTOR PRODUCTS CAUTIONS INVESTORS THAT ANY FORWARD-LOOKING STATEMENTS MADE BY THE COMPANY, INCLUDING THOSE THAT MAY BE MADE IN THIS PRESS RELEASE, ARE BASED ON MANAGEMENT'S EXPECTATIONS AT THE TIME THEY ARE MADE, BUT THEY ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT MAY CAUSE ACTUAL RESULTS, EVENTS OR PERFORMANCE TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD LOOKING STATEMENTS. AMONG THE FACTORS THAT COULD CAUSE ACTUAL RESULTS, EVENTS OR PERFORMANCE TO DIFFER MATERIALLY FROM THOSE RISKS AND UNCERTAINTIES DISCUSSED IN THIS PRESS RELEASE ARE THOSE DETAILED FROM TIME-TO-TIME IN PRIOR PRESS RELEASES AND IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE COMPANY'S ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q. BY MAKING THESE FORWARD-LOOKING STATEMENTS, STANDARD MOTOR PRODUCTS UNDERTAKES NO OBLIGATION OR INTENTION TO UPDATE THESE STATEMENTS AFTER THE DATE OF THIS RELEASE.

                                       ###

                          STANDARD MOTOR PRODUCTS, INC.
                      Consolidated Statements of Operations

(DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                            THREE MONTHS ENDED              NINE MONTHS ENDED
                                                                SEPTEMBER 30,                  SEPTEMBER 30,
                                                            2007            2006           2007            2006
                                                        ------------    ------------   ------------    ------------
                                                                 (Unaudited)                    (Unaudited)
NET SALES                                               $    206,169    $    203,755   $    622,934    $    643,005

COST OF SALES                                                151,527         154,423        459,728         483,736
                                                        ------------    ------------   ------------    ------------

GROSS PROFIT                                                  54,642          49,332        163,206         159,269

SELLING, GENERAL & ADMINISTRATIVE EXPENSES                    42,861          40,039        128,916         126,822
RESTRUCTURING EXPENSES                                         2,630             598          3,867             828
                                                        ------------    ------------   ------------    ------------

OPERATING INCOME                                               9,151           8,695         30,423          31,619

OTHER INCOME, NET                                              1,864             820          2,910           1,980

INTEREST EXPENSE                                               4,605           5,118         13,941          14,826
                                                        ------------    ------------   ------------    ------------

EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES               6,410           4,397         19,392          18,773

INCOME TAX EXPENSE                                             1,628           1,814          6,018           8,137
                                                        ------------    ------------   ------------    ------------

EARNINGS FROM CONTINUING OPERATIONS                            4,782           2,583         13,374          10,636

DISCONTINUED OPERATION, NET OF TAX                            (2,148)          1,656         (2,776)            603
                                                        ------------    ------------   ------------    ------------

NET EARNINGS                                            $      2,634    $      4,239   $     10,598    $     11,239
                                                        ============    ============   ============    ============

NET EARNINGS PER COMMON SHARE:

   BASIC EARNINGS FROM CONTINUING OPERATIONS            $       0.26    $       0.14   $       0.72    $       0.58
   DISCONTINUED OPERATION                                      (0.12)           0.09   $      (0.15)           0.03
                                                        ------------    ------------   ------------    ------------
   NET EARNINGS PER COMMON SHARE - BASIC                $       0.14    $       0.23   $       0.57    $       0.61
                                                        ============    ============   ============    ============

   DILUTED EARNINGS FROM CONTINUING OPERATIONS          $       0.26    $       0.14   $       0.72    $       0.58
   DISCONTINUED OPERATION                                      (0.12)           0.09          (0.15)           0.03
                                                        ------------    ------------   ------------    ------------
   NET EARNINGS PER COMMON SHARE - DILUTED              $       0.14    $       0.23   $       0.57    $       0.61
                                                        ============    ============   ============    ============

WEIGHTED AVERAGE NUMBER OF COMMON SHARES                  18,593,165      18,306,178     18,609,268      18,265,784
WEIGHTED AVERAGE NUMBER OF COMMON AND DILUTIVE SHARES     18,623,138      18,371,435     18,692,217      18,297,979

                             STANDARD MOTOR PRODUCTS
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)

                                     ASSETS

                                                        September 30,    December 31,
                                                            2007             2006
                                                        -------------    ------------
                                                         (Unaudited)
Cash                                                      $ 19,449        $ 22,348

Accounts receivable, gross                                 244,803         193,129
Allowance for doubtful accounts                             10,017           9,465
                                                          --------        --------
Accounts receivable, net                                   234,786         183,664

Inventories                                                239,063         233,970
Other current assets                                        24,719          21,856
                                                          --------        --------
Total current assets                                       518,017         461,838
                                                          --------        --------

Property, plant and equipment, net                          76,526          80,091
Goodwill and other intangibles                              54,953          56,289
Other assets                                                38,848          41,874
                                                          --------        --------
Total assets                                              $688,344        $640,092
                                                          ========        ========

LIABILITIES AND STOCKHOLDERS' EQUITY

Notes payable                                             $156,550        $139,799
Current portion of long-term debt                              454             542
Accounts payable trade                                      60,997          53,783
Accrued customer returns                                    29,904          21,705
Restructuring accrual                                          673             703
Other current liabilities                                   66,279          61,993
                                                          --------        --------
Total current liabilities                                  314,857         278,525
                                                          --------        --------

Long-term debt                                              97,572          97,979
Accrued asbestos liability                                  22,682          20,828
Restructuring accrual                                          200             383
Post-retirement & other liabilities                         53,929          51,678
                                                          --------        --------
Total liabilities                                          489,240         449,393
                                                          --------        --------

Total stockholders' equity                                 199,104         190,699
                                                          --------        --------
Total liabilities and stockholders' equity                $688,344        $640,092
                                                          ========        ========

                          STANDARD MOTOR PRODUCTS, INC.
                  Reconciliation of GAAP and Non-GAAP Measures

(Dollars in thousands, except per share amounts)

                                                           THREE MONTHS ENDED        NINE MONTHS ENDED
                                                              SEPTEMBER 30,             SEPTEMBER 30,
EARNINGS FROM CONTINUING OPERATIONS                        2007         2006        2007          2006
                                                        ---------    ---------   ----------    ----------
                                                             (Unaudited)                (Unaudited)
GAAP EARNINGS FROM CONTINUING OPERATIONS                $   4,782    $   2,583   $   13,374    $   10,636

RESTRUCTURING EXPENSES (NET OF TAX)                         1,578          359        2,320           497

GAIN FROM SALE OF FT. WORTH,
  TEXAS BUILDING (NET OF TAX)                                (740)          --         (740)           --
                                                        ---------    ---------   ----------    ----------

NON-GAAP EARNINGS FROM CONTINUING OPERATIONS            $   5,620    $   2,942   $   14,954    $   11,133
                                                        =========    =========   ==========    ==========

DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS

GAAP DILUTED EARNINGS PER SHARE FROM
  CONTINUING OPERATIONS                                 $    0.26    $    0.14   $     0.72    $     0.58

RESTRUCTURING EXPENSES                                       0.08         0.02         0.12          0.03

GAIN FROM SALE OF FT. WORTH, TEXAS BUILDING                 (0.04)          --        (0.04)           --
                                                        ---------    ---------   ----------    ----------

NON-GAAP DILUTED EARNINGS PER SHARE
  FROM CONTINUING OPERATIONS                            $    0.30    $    0.16   $     0.80    $     0.61
                                                        =========    =========   ==========    ==========

MANAGEMENT BELIEVES THAT EARNINGS FROM CONTINUING OPERATIONS AND DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS BEFORE SPECIAL ITEMS, WHICH ARE NON-GAAP MEASUREMENTS, ARE MEANINGFUL TO INVESTORS BECAUSE THEY PROVIDE A VIEW OF THE COMPANY WITH RESPECT TO ONGOING OPERATING RESULTS. SPECIAL ITEMS REPRESENT SIGNIFICANT CHARGES OR CREDITS THAT ARE IMPORTANT TO AN UNDERSTANDING OF THE COMPANY'S OVERALL OPERATING RESULTS IN THE PERIODS PRESENTED. SUCH NON-GAAP MEASUREMENTS ARE NOT RECOGNIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND SHOULD NOT BE VIEWED AS AN ALTERNATIVE TO GAAP MEASURES OF PERFORMANCE.